                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                          DATE OF REPORT: MAY 12, 2003
                        (Date of earliest event reported)


                               TEAM AMERICA, INC.
             (Exact name of registrant as specified in its charter)



                OHIO                          0-21533                   31-1209872
  (State or other jurisdiction of           (Commission              (I.R.S. Employer
   incorporation or organization)          File Number)             Identification No.)


                          100 E. CAMPUS VIEW BOULEVARD
                                    SUITE 170
                              COLUMBUS, OHIO 43235
                                 (614) 848-3995



(Address including zip code, and telephone number, including area code, of registrant's principal executive offices)


         (Former name or former address, if changed since last report.)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

99.1   Press Release issued by TEAM America, Inc. announcing Q1 earnings.

ITEM 9.  REGULATION FD DISCLOSURE

On May 12, 2003, TEAM America, Inc. (the "Company") issued a press release announcing Q1 earnings. A copy of this press release is attached as Exhibit 99.1.





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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             TEAM AMERICA, INC.
                                                 Registrant

                                           /s/ S. Cash Nickerson
                                    ---------------------------------------
                                    Chairman and Chief Executive Officer


Date: May 12, 2003



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                                  EXHIBIT INDEX

 Exhibit No.                   Description
 -----------                   -----------
   99.1            Press Release issued by TEAM America, Inc. announcing Q1
                   results (filed herewith).